UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 2002
                                                         -----------------


                        NEW YORK COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-22278                 06-1377322
------------------------------   -------------------------    ---------------
(State or other jurisdiction      Commission File Number    (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                            -------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.           Changes in Control of Registrant
                  --------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership
                  --------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

                  Not applicable.

Item 5.           Other Events
                  ------------

                  Not applicable.

Item 6.           Resignations of Registrant's Directors
                  --------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                    (a) No financial statements of businesses acquired are required.

                    (b)  No pro forma financial information is required.

                    (c) Attached as an exhibit is a news release announcing that the Company's common stock is now listed on the New York Stock Exchange and trading under the symbol "NYB".

 Item 8.          Change in Fiscal Year
                  ---------------------

                  Not applicable.

Item 9.           Regulation FD Disclosure
                  ------------------------

                  On December 20, 2002, the Company's common stock began trading on the New York Stock Exchange under the symbol "NYB". The Company's common stock was previously traded on the Nasdaq National Market, under the symbol "NYCB".


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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 20, 2002                  NEW YORK COMMUNITY BANCORP, INC.
-----------------
     Date
                                   /s/ Joseph R. Ficalora
                                   ---------------------------------------------
                                   Joseph R. Ficalora
                                   President and Chief Executive Officer


                                       3
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                                  EXHIBIT INDEX
                                  -------------


99.1 News release announcing that the Company's common stock is now listed on the New York Stock Exchange and trading under the symbol "NYB".


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